UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 04, 2025

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-41871	91-1069248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sterling Plaza 2 3rd Floor 3545 Factoria Blvd SE
Bellevue, Washington		98006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 206 674-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EXPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2025, Expeditors International of Washington, Inc. (the "Company" or "Expeditors") announced that that on August 4, 2025, Bradley S. Powell, Senior Vice President and Chief Financial Officer, notified the Board of Directors of his plans to retire, effective September 30, 2025. Also, on August 6, 2025, the Company announced that on August 4, 2025, David A. Hackett, Vice President, Finance, has been appointed Senior Vice President and Chief Financial Officer, effective October 1, 2025.

David A. Hackett, 52, joined Expeditors in May 2024 as Vice President, Finance. For nearly 16 years, prior to joining Expeditors, Mr. Hackett served in many roles across finance at NIKE, Inc., with seven of these years as a vice president in the finance and strategy function as part of the NIKE Corporate Leadership Team. During his time at NIKE, he led external reporting, was Controller of North America and Vice President of Global Treasury and Financial Risk Management. Prior to NIKE, Mr. Hackett spent nearly nine years in the audit function of KPMG where he was a senior manager and led the audit teams for some of the firm’s largest public clients in the Pacific Northwest. He also obtained his CPA certification in the state of Oregon in 1998.

There are no arrangements or understandings between Mr. Hackett and any other persons pursuant to which Mr. Hackett was appointed Senior Vice President and Chief Financial Officer. Mr. Hackett does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Hackett has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) The following items are filed as exhibits to this report:

99.1 Press release, dated August 6, 2025 issued by Expeditors International of Washington, Inc.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

Date:	August 7, 2025	By:	/s/ Bradley S. Powell
Bradley S. Powell, Senior Vice President and Chief Financial Officer